UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2019

NATIONAL OILWELL VARCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas		77036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 713-346-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 28, 2019, National Oilwell Varco, Inc. (the “Company”) held its Annual Meeting of Stockholders where the following matters were voted upon and approved by the Company’s stockholders:

1.	the election of nine members to the Board of Directors;

2.	the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2019;

3.	the approval, on an advisory basis, of the compensation of our named executive officers; and

4.	the approval of amendments to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of directors:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Clay C. Williams	307,905,691	11,502,986	137,335	22,310,135
Greg L. Armstrong	304,146,566	15,264,020	135,426	22,310,135
Marcela E. Donadio	317,475,120	1,938,168	132,724	22,310,135
Ben A. Guill	299,881,341	19,524,320	140,351	22,310,135
James T. Hackett	234,265,162	85,101,535	179,315	22,310,135
David D. Harrison	301,514,702	17,889,485	141,825	22,310,135
Eric L. Mattson	300,814,524	18,589,950	141,538	22,310,135
Melody B. Meyer	317,539,964	1,872,439	133,609	22,310,135
William R. Thomas	318,253,049	1,154,220	138,743	22,310,135

The nine directors nominated by the Board of Directors were re-elected to serve one-year terms expiring in 2020. There were no nominees to office other than the directors elected.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2019	331,561,147	8,948,012	1,346,988	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3. Approval of the compensation of the Company’s named executive officers	293,950,715	25,219,673	375,624	22,310,135

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4. Approval of amendments to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan	298,430,739	20,725,805	389,468	22,310,135

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2019	NATIONAL OILWELL VARCO, INC.

/s/ Brigitte M. Hunt
Brigitte M. Hunt
Vice President